                                                                Exhibit (10)(iv)


                          RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of the 1st day of October, 1995 between Home Savings Bank, S.S.B., a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Bank) and Joel A. Huneycutt of Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $9,700 per year for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. Retirement Benefit: Should the Director still be in the Directorship of the Bank upon the attainment of his 65th birthday, the Bank will commence to pay him $3,530 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Bank will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2. Death Benefit: Should the Director die while in the Directorship of the Bank and prior to the attainment of his 65th birthday the Bank (beginning at a date to be determined by the Bank but within six months from the date of such death) will commence to pay $3,530 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of seven percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of any such beneficiary designation. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3. Termination of Directorship: If the Director terminates his Directorship, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled on the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:


                               PERCENTAGE OF RETIREMENT
                           BENEFITS STATED IN SECTION 1 OF
 DATE OF TERMINATION OF     THIS AGREEMENT TO WHICH THE
 DIRECTORSHIP                  DIRECTOR IS ENTITLED
------------------------------------------------------------
  September 30, 1996                   20%

  September 30, 1997                   40%

  September 30, 1998                   60%

  September 30, 1999                   80%

  September 30, 2000                   100%
------------------------------------------------------------

     Irrespective of the above, however, should the Director's termination of Directorship occur after any "Successor" to the company shall occur, the director shall be 100% vested in the retirement benefits stated in Section 1 of this agreement regardless of his years of service. As used in this agreement the term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     4.  Forfeiture Provisions:

     A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Bank without first obtaining the written consent of the Bank.

     B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Bank upon request by an officer of the Bank, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the director of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Director to perform this consulting service shall be paid by the bank. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

     C. Payment of the retirement benefit under this Agreement may be terminated by the Bank, if the

Director fails to comply with either of the conditions set forth in paragraph
(A) and (B) of this Section 4.

     5.  Disability

     A. If the Director shall become disabled (as defined in paragraph B of this Section 5) prior to the attainment of his 65th birthday, and prior to his termination of directorship, the Bank shall commence to pay the same benefit that would have been payable had the Directors' death occurred on the date of his disability.

     In the event that the Director should die after becoming entitled to receive said disability benefits but before any or all of said installments have been paid, the Bank will pay or continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Directors' death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Directors' estate.

     B. The Director shall be considered disabled for the purpose of the Agreement if he is unable to perform the duties of his position for a continuous period of six months or more. During such six month period, the Director must be under the regular care of a State licensed medical doctor (MD.) or osteopathic physician (DO.). For the purpose of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten
(10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     6.  General Provisions:

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. The Bank hereby reserves the right to accelerate the payments specified in Sections 1, 2, 3 and 5 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Bank agrees that it will not merge or consolidate with any other Bank or organization, or permit its business activities to be taken over by any other organization unless and until succeeding or continuing Bank or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that, it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     G. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

     H. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     WITNESS THEREOF, the said Bank has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

                                Home Savings Bank, S.S.B.



                                By:/s/ Carl M. Hill                      (SEAL)
                                   --------------------------------------
                                       President


                                /s/ Joel A. Huneycutt                    (SEAL)
                                -----------------------------------------
                                       Joel A. Huneycutt

ATTEST:

--------------------------

WITNESS:

/s/ Sheila S. Barbee
--------------------------

                          RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of the 1st day of October, 1995 between Home Savings Bank, S.S.B., a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Bank) and Caldwell A. Holbrook, Jr. of Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $4,800 per year for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. Retirement Benefit: Should the Director still be in the Directorship of the Bank upon the attainment of his 65th birthday, the Bank will commence to pay him $2,287 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Bank will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2. Death Benefit: Should the Director die while in the Directorship of the Bank and prior to the attainment of his 65th birthday the Bank (beginning at a date to be determined by the Bank but within six months from the date of such death) will commence to pay $2,287 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of seven percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of any such beneficiary designation. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3. Termination of Directorship: If the Director terminates his Directorship, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled on the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:


                                        PERCENTAGE OF RETIREMENT
                                    BENEFITS STATED IN SECTION 1 OF
 DATE OF TERMINATION OF              THIS AGREEMENT TO WHICH THE
 DIRECTORSHIP                           DIRECTOR IS ENTITLED
---------------------------------------------------------------------
      September 30, 1996                           20%

      September 30, 1997                           40%

      September 30, 1998                           60%

      September 30, 1999                           80%

      September 30, 2000                           100%
---------------------------------------------------------------------

     Irrespective of the above, however, should the Director's termination of Directorship occur after any "Successor" to the company shall occur, the director shall be 100% vested in the retirement benefits stated in Section 1 of this agreement regardless of his years of service. As used in this agreement the term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     4.  Forfeiture Provisions:

     A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Bank without first obtaining the written consent of the Bank.

     B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Bank upon request by an officer of the Bank, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the director of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Director to perform this consulting service shall be paid by the bank. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

     C. Payment of the retirement benefit under this Agreement may be terminated by the Bank, if the

Director fails to comply with either of the conditions set forth in paragraph
(A) and (B) of this Section 4.

     5.  Disability

     A. If the Director shall become disabled (as defined in paragraph B of this Section 5) prior to the attainment of his 65th birthday, and prior to his termination of directorship, the Bank shall commence to pay the same benefit that would have been payable had the Directors' death occurred on the date of his disability.

     In the event that the Director should die after becoming entitled to receive said disability benefits but before any or all of said installments have been paid, the Bank will pay or continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Directors' death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Directors' estate.

     B. The Director shall be considered disabled for the purpose of the Agreement if he is unable to perform the duties of his position for a continuous period of six months or more. During such six month period, the Director must be under the regular care of a State licensed medical doctor (MD.) or osteopathic physician (DO.). For the purpose of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten
(10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     6.  General Provisions:

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. The Bank hereby reserves the right to accelerate the payments specified in Sections 1, 2, 3 and 5 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Bank agrees that it will not merge or consolidate with any other Bank or organization, or permit its business activities to be taken over by any other organization unless and until succeeding or continuing Bank or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that, it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     G. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

     H. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     WITNESS THEREOF, the said Bank has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.


                                        Home Savings Bank, S.S.B.



                                 By:/s/ Carl M. Hill               (SEAL)
                                    -------------------------------
                                        President


                                    /s/ Caldwell A. Holbrook, Jr.  (SEAL)
                                    -------------------------------
                                        Caldwell A. Holbrook Jr.

ATTEST:

----------------------------------

WITNESS:

  /s/ Sheila S. Barbee
----------------------------------

                          RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of the 1st day of October, 1995 between Home Savings Bank, S.S.B., a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Bank) and Douglas D. Stokes of Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $9,700 per year for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. Retirement Benefit: Should the Director still be in the Directorship of the Bank upon the attainment of his 65th birthday, the Bank will commence to pay him $4,510 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Bank will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2. Death Benefit: Should the Director die while in the Directorship of the Bank and prior to the attainment of his 65th birthday the Bank (beginning at a date to be determined by the Bank but within six months from the date of such death) will commence to pay $4,510 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of seven percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of any such beneficiary designation. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3. Termination of Directorship: If the Director terminates his Directorship, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled on the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:


------------------------------------------------------------
                               PERCENTAGE OF RETIREMENT
                           BENEFITS STATED IN SECTION 1 OF
 DATE OF TERMINATION OF      THIS AGREEMENT TO WHICH THE
     DIRECTORSHIP               DIRECTOR IS ENTITLED
------------------------------------------------------------
   September 30, 1996                  20%

   September 30, 1997                  40%

   September 30, 1998                  60%

   September 30, 1999                  80%

   September 30, 2000                  100%
------------------------------------------------------------

     Irrespective of the above, however, should the Director's termination of Directorship occur after any "Successor" to the company shall occur, the director shall be 100% vested in the retirement benefits stated in Section 1 of this agreement regardless of his years of service. As used in this agreement the term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     4.  Forfeiture Provisions:

     A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Bank without first obtaining the written consent of the Bank.

     B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Bank upon request by an officer of the Bank, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the director of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Director to perform this consulting service shall be paid by the bank. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability. C.. Payment of the retirement benefit under this Agreement may be terminated by the Bank, if the

Director fails to comply with either of the conditions set forth in paragraph
(A) and (B) of this Section 4.

     5.  Disability

     A. If the Director shall become disabled (as defined in paragraph B of this Section 5) prior to the attainment of his 65th birthday, and prior to his termination of directorship, the Bank shall commence to pay the same benefit that would have been payable had the Directors' death occurred on the date of his disability.

     In the event that the Director should die after becoming entitled to receive said disability benefits but before any or all of said installments have been paid, the Bank will pay or continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Directors' death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Directors' estate.

     B. The Director shall be considered disabled for the purpose of the Agreement if he is unable to perform the duties of his position for a continuous period of six months or more. During such six month period, the Director must be under the regular care of a State licensed medical doctor (MD.) or osteopathic physician (DO.). For the purpose of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten
(10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     6.  General Provisions:

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. The Bank hereby reserves the right to accelerate the payments specified in Sections 1, 2, 3 and 5 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Bank agrees that it will not merge or consolidate with any other Bank or organization, or permit its business activities to be taken over by any other organization unless and until succeeding or continuing Bank or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that, it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     G. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

     H. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     WITNESS THEREOF, the said Bank has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

                                   Home Savings Bank, S.S.B.



                                   By:/s/ Carl M. Hill               (SEAL)
                                      ------------------------------
                                           President


                                     /s/ Douglas D. Stokes           (SEAL)
                                     -------------------------------
                                           Douglas D. Stokes

ATTEST:

----------------------------------

WITNESS:

  /s/ Sheila S. Barbee
---------------------------------

                         RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of the 1st day of October, 1995 between Home Savings Bank, S.S.B., a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Bank) and Robert R. Swanner of Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $2,400 per year for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. Retirement Benefit: Should the Director still be in the Directorship of the Bank upon the attainment of his 65th birthday, the Bank will commence to pay him $1,123 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Bank will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2. Death Benefit: Should the Director die while in the Directorship of the Bank and prior to the attainment of his 65th birthday the Bank (beginning at a date to be determined by the Bank but within six months from the date of such death) will commence to pay $1,123 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of seven percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of any such beneficiary designation. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3. Termination of Directorship: If the Director terminates his Directorship, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled on the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:


                                  PERCENTAGE OF RETIREMENT
                              BENEFITS STATED IN SECTION 1 OF
 DATE OF TERMINATION OF        THIS AGREEMENT TO WHICH THE
    DIRECTORSHIP                  DIRECTOR IS ENTITLED


------------------------------------------------------------
September 30, 1996                       20%

September 30, 1997                       40%

September 30, 1998                       60%

September 30, 1999                       80%

September 30, 2000                       100%
------------------------------------------------------------

     Irrespective of the above, however, should the Director's termination of Directorship occur after any "Successor" to the company shall occur, the director shall be 100% vested in the retirement benefits stated in Section 1 of this agreement regardless of his years of service. As used in this agreement the term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     4.  Forfeiture Provisions:

     A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Bank without first obtaining the written consent of the Bank.

     B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Bank upon request by an officer of the Bank, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the director of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Director to perform this consulting service shall be paid by the bank. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.
C.. Payment of the retirement benefit under this Agreement may be terminated by the Bank, if the

Director fails to comply with either of the conditions set forth in paragraph
(A) and (B) of this Section 4.

     5.  Disability

     A. If the Director shall become disabled (as defined in paragraph B of this Section 5) prior to the attainment of his 65th birthday, and prior to his termination of directorship, the Bank shall commence to pay the same benefit that would have been payable had the Directors' death occurred on the date of his disability.

     In the event that the Director should die after becoming entitled to receive said disability benefits but before any or all of said installments have been paid, the Bank will pay or continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Directors' death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Directors' estate.

     B. The Director shall be considered disabled for the purpose of the Agreement if he is unable to perform the duties of his position for a continuous period of six months or more. During such six month period, the Director must be under the regular care of a State licensed medical doctor (MD.) or osteopathic physician (DO.). For the purpose of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten
(10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     6.  General Provisions:

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. The Bank hereby reserves the right to accelerate the payments specified in Sections 1, 2, 3 and 5 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Bank agrees that it will not merge or consolidate with any other Bank or organization, or permit its business activities to be taken over by any other organization unless and until succeeding or continuing Bank or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that, it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     G. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

     H. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     WITNESS THEREOF, the said Bank has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

                             Home Savings Bank, S.S.B.



                             By:/s/ Carl M. Hill        (SEAL)
                                ------------------------
                                      President


                                /s/ R. Ronald Swanner   (SEAL)
                                ------------------------
                                       Executive Vice President

ATTEST:

__________________________________

WITNESS:

/s/ Sheila S. Barbee
__________________________________

                          RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of the 1st day of October, 1995 between Home Savings Bank, S.S.B., a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Bank) and Carl M. Hill of Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $9,700 per year for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. Retirement Benefit: Should the Director still be in the Directorship of the Bank upon the attainment of October 1, 2000, the Bank will commence to pay him $1,681 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Bank will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2. Death Benefit: Should the Director die while in the Directorship of the Bank and prior to the attainment of October 1, 2000 the Bank (beginning at a date to be determined by the Bank but within six months from the date of such death) will commence to pay $1,681 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of seven percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of any such beneficiary designation. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3. Termination of Directorship: If the Director terminates his Directorship, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled on the attainment of October 1, 2000, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:

                                                  PERCENTAGE OF RETIREMENT
                                               BENEFITS STATED IN SECTION 1 OF
         DATE OF TERMINATION OF                 THIS AGREEMENT TO WHICH THE
              DIRECTORSHIP                         DIRECTOR IS ENTITLED

--------------------------------------------------------------------------------
           September 30, 1996                                20%

           September 30, 1997                                40%

           September 30, 1998                                60%

           September 30, 1999                                80%

           September 30, 2000                                100%
--------------------------------------------------------------------------------

     Irrespective of the above, however, should the Director's termination of Directorship occur after any "Successor" to the company shall occur, the director shall be 100% vested in the retirement benefits stated in Section 1 of this agreement regardless of his years of service. As used in this agreement the term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     4.  Forfeiture Provisions:

     A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Bank without first obtaining the written consent of the Bank.

     B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Bank upon request by an officer of the Bank, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the director of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Director to perform this consulting service shall be paid by the bank. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability. C.. Payment of the retirement benefit under this Agreement may be terminated by the Bank, if the

Director fails to comply with either of the conditions set forth in paragraph
(A) and (B) of this Section 4.

     5.  Disability

     A. If the Director shall become disabled (as defined in paragraph B of this Section 5) prior to the attainment of his 65th birthday, and prior to his termination of directorship, the Bank shall commence to pay the same benefit that would have been payable had the Directors' death occurred on the date of his disability.

     In the event that the Director should die after becoming entitled to receive said disability benefits but before any or all of said installments have been paid, the Bank will pay or continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Directors' death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Directors' estate.

     B. The Director shall be considered disabled for the purpose of the Agreement if he is unable to perform the duties of his position for a continuous period of six months or more. During such six month period, the Director must be under the regular care of a State licensed medical doctor (MD.) or osteopathic physician (DO.). For the purpose of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten
(10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     6.  General Provisions:

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. The Bank hereby reserves the right to accelerate the payments specified in Sections 1, 2, 3 and 5 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Bank agrees that it will not merge or consolidate with any other Bank or organization, or permit its business activities to be taken over by any other organization unless and until succeeding or continuing Bank or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that, it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     G. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

     H. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     WITNESS THEREOF, the said Bank has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

                                       Home Savings Bank, S.S.B.



                                       By: /s/ R. Ronald Swanner         (SEAL)
                                          -------------------------------------
                                               Executive Vice President


                                       /s/ Carl M. Hill                  (SEAL)
                                       ----------------------------------------
                                               Carl M.  Hill

ATTEST:

----------------------------------

WITNESS:

/s/ Sheila S. Barbee
----------------------------------

                         RETIREMENT PAYMENT AGREEMENT

     AGREEMENT entered into as of the 1st day of December, 1995 between Home Savings Bank, S.S.B., a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Bank) and Gregory E. Underwood of Albemarle, North Carolina (hereinafter referred to as the Director).

                                  WITNESSETH:

     WHEREAS, the Director is rendering valuable service and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

     WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $4,800 per year for five years from the date of the execution of this agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. Retirement Benefit: Should the Director still be in the Directorship of the Bank upon the attainment of his 65th birthday, the Bank will commence to pay him $5,777 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Bank will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2. Death Benefit: Should the Director die while in the Directorship of the Bank and prior to the attainment of his 65th birthday the Bank (beginning at a date to be determined by the Bank but within six months from the date of such death) will commence to pay $5,777 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of seven percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of any such beneficiary designation. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3. Termination of Directorship: If the Director terminates his Directorship, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled on the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 1 of this Agreement as determined by the following table:


--------------------------------------------------------------------------------
                                     PERCENTAGE OF RETIREMENT
                                   BENEFITS STATED IN SECTION 1 OF
         DATE OF TERMINATION OF     THIS AGREEMENT TO WHICH THE
             DIRECTORSHIP              DIRECTOR IS ENTITLED
--------------------------------------------------------------------------------
           September 30, 1996                  20%

           September 30, 1997                  40%

           September 30, 1998                  60%

           September 30, 1999                  80%

           September 30, 2000                  100%
--------------------------------------------------------------------------------

     Irrespective of the above, however, should the Director's termination of Directorship occur after any "Successor" to the company shall occur, the director shall be 100% vested in the retirement benefits stated in Section 1 of this agreement regardless of his years of service. As used in this agreement the term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     4.  Forfeiture Provisions:

     A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Bank without first obtaining the written consent of the Bank.

     B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Bank upon request by an officer of the Bank, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the director of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Director to perform this consulting service shall be paid by the bank. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability. C.. Payment of the retirement benefit under this Agreement may be terminated by the Bank, if the

Director fails to comply with either of the conditions set forth in paragraph
(A) and (B) of this Section 4.

     5.  Disability

     A. If the Director shall become disabled (as defined in paragraph B of this Section 5) prior to the attainment of his 65th birthday, and prior to his termination of directorship, the Bank shall commence to pay the same benefit that would have been payable had the Directors' death occurred on the date of his disability.

     In the event that the Director should die after becoming entitled to receive said disability benefits but before any or all of said installments have been paid, the Bank will pay or continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Bank a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Directors' death shall be commuted on the basis of 7 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Directors' estate.

     B. The Director shall be considered disabled for the purpose of the Agreement if he is unable to perform the duties of his position for a continuous period of six months or more. During such six month period, the Director must be under the regular care of a State licensed medical doctor (MD.) or osteopathic physician (DO.). For the purpose of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten
(10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     6.  General Provisions:

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Bank. Any asset acquired by the Bank in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Bank but shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

     D. The Bank hereby reserves the right to accelerate the payments specified in Sections 1, 2, 3 and 5 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Bank agrees that it will not merge or consolidate with any other Bank or organization, or permit its business activities to be taken over by any other organization unless and until succeeding or continuing Bank or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that, it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

     G. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

     H. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     WITNESS THEREOF, the said Bank has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

                                Home Savings Bank, S.S.B.



                                By:/s/ R. Ronald Swanner            (SEAL)
                                   ---------------------------------
                                       Executive Vice President


                                /s/ Gregory E. Underwood            (SEAL)
                                ------------------------------------
                                       Gregory E. Underwood

ATTEST:


-----------------------------------

WITNESS:

/s/ Sheila S. Barbee
------------------------------------